EQUITY METHOD INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments [Table Text Block]

(in thousands of $)	UFC	Golden Opus Inc.	Seateam	Total
Ownership	50%	50%	21.25%
At December 31, 2014	—	—	—	—
Acquired as a result of the Merger	630	10,379	337	11,346
Dividends received from associated companies	—	—	(88)	(88)
Share of income	140	(821)	248	(433)
Impairment loss	—	(4,600)	—	(4,600)
At December 31, 2015	770	4,958	497	6,225